Exhibit 21.1
STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State, Territory or
Country of
Name of Subsidiary	Incorporation
United Title Guaranty Agency, LLC	Alaska

Citizens Title Agency of Arizona, LLC	Arizona
Citizens Title & Trust	Arizona
F.A.S.B., Inc.	Arizona
Safe Harbor Funding, LLC	Arizona
Safford Title Agency, Inc.	Arizona
H/7 Corporation	Arizona
Stewart National Title, LLC	Arizona
Stewart Title & Trust of Phoenix, Inc.	Arizona
Stewart Title & Trust of Tucson	Arizona

AmSac Rivers Escrow, Inc.	California
API Properties Corporation	California
Asset Preservation, Inc.	California
Intercity Capital Corporation	California
Intercity Escrow Services	California
Quantum Leap Realty Technologies, Inc.	California
SIFS, LLC	California
Stewart Title of California, Inc.	California

Reveal Systems, Inc.	Colorado
Stewart Water Information, LLC	Colorado

Electronic Closing Services, Inc.	Delaware

Stewart Approved Title, Inc.	Florida
Stewart Management Services, Inc.	Florida
Stewart Title of Four Corners, Inc.	Florida
Stewart Vacation Ownership Title Agency, Inc.	Florida

Stewart Title Services of Northwest Indiana, LLC	Indiana

Kemp Title Agency, LLC	Kentucky

Stewart Title of Louisiana, Inc.	Louisiana

Stewart Title Group, LLC	Maryland
Stewart Title of Maryland, Inc.	Maryland

TPB Title Agency, LLC	Michigan

Advantage Title, LLC	Minnesota
Stewart Title of Minnesota, Inc.	Minnesota
STM Holding, Inc.	Minnesota

CBKC Title & Escrow, LLC	Missouri
CBKC Title Holdings, LLC	Missouri

State, Territory or
Country of
Name of Subsidiary	Incorporation
Heart of America Title & Escrow, LLC	Missouri
Metropolitan Title Holding Company, LLC	Missouri
Stewart Title — North Holdings, LLC	Missouri
Stewart Title — North Title & Escrow, LLC	Missouri

Stewart Title of Montana, Inc.	Montana

Stewart Title of Nevada Holdings, Inc.	Nevada

Stewart Title of Albuquerque, LLC	New Mexico

Monroe—Gorman Title Agency, LLC	New York
Monroe—Tompkins-Watkins Title Agency, LLC	New York
Stewart Title Insurance Company	New York

Red River Title Services, Inc.	North Dakota

Developers’ Title and Closing Services, LLC	Ohio
Stewart New Homes Title Agency LLC	Ohio

Oklahoma Land Title Services, LLC	Oklahoma
Stewart Abstract & Title of Oklahoma, an Oklahoma Corporation	Oklahoma

Yankton Title Company, Inc.	South Dakota

Montgomery Title, LLC	Tennessee
Summit Land Title, LLC	Tennessee

Advantage Title Solutions, LLC	Texas
Advantage Title of Ft. Bend, LC	Texas
Advantage Title of Travis County, LC	Texas
Chadco Builders, Inc.	Texas
Crown Title Company of Houston, LLC	Texas
DH Title Company, LLC	Texas
DHH Title Company	Texas
Dominion Title, LLC	Texas
Dominion Title of Dallas, LLC	Texas
Fulghum, Inc.	Texas
GESS Real Estate Investments, LP	Texas
GESS Management, LLC	Texas
Gracy Title Company, LC	Texas
HMH Title Company, LLC	Texas
Home Retention Services, Inc.	Texas
I.H. Title Company, LLC	Texas
Landata Research, Inc.	Texas
LCH Title Company, LLC	Texas
Millennium Title of Houston, LC	Texas
Millennium Title Company of North Texas, LLC	Texas
MTH Title Company, LC	Texas
NETC Title Company, LLC	Texas
Paradigm Title, LLC	Texas
Priority Title Company of Dallas, LC	Texas
Priority Title Company of Houston, LC	Texas

State, Territory or
Country of
Name of Subsidiary	Incorporation
Professional Real Estate Tax Service, LLC	Texas
Professional Real Estate Tax Service of North Texas, LLC	Texas
PropertyInfo Corporation	Texas
S&S Title Company LLC	Texas
SLJ Holdings, LLC	Texas
Stewart Financial Services, Inc.	Texas
Stewart Lender Services, Inc.	Texas
Stewart Solutions, LLC	Texas
Stewart Title Company	Texas
Stewart Title Guaranty Company	Texas
Stewart Title of Cameron County, Inc.	Texas
Stewart Title of Lubbock, Inc.	Texas
Stewart Title of the Coastal Bend, Inc.	Texas
Strategic Title Company, LLC	Texas
TexaPlex Title, LLC	Texas
Texarkana Title and Abstract Company, Inc.	Texas
U.S. Title Company of Wichita County I, Ltd.	Texas

Kanawha Land Title Services, LLC	Virginia
Richmond Settlement Solutions, LLC	Virginia
Signature & Stewart Settlement Services, Inc.	Virginia
Stewart Title & Settlement Services, Inc.	Virginia
Stewart Title & Escrow, Inc.	Virginia
Stewart Title of Shenandoah Valley, LC	Virginia

Columbia — Stewart, LLC	Washington
I & S Holdings, LLC	Washington
Stewart Title Escrow of Island County, LLC	Washington
Stewart Title of Spokane, LLC	Washington

Stewart Lender Services — Latin America, S.A.	Costa Rica

San Juan Abstract Company, Inc.	Puerto Rico
Hato Rey Insurance Agency, Inc.	Puerto Rico

Lawyers Mortgage Network Inc.	Canada
Stewart Title Guaranty de México, S.A. de C.V.	Mexico
Stewart Title Ltd.	United Kingdom
Stewart Title Sp. Z.o.o.	Poland
Stewart Title s.r.o.	Czech Republic